Exhibit 99
FOR IMMEDIATE RELEASE

Quad Shareholders Approve Issuance of Shares in Connection with its Acquisition of LSC Communications

SUSSEX, WI, February 25, 2019 - Quad/Graphics, Inc. (NYSE: QUAD) (“Quad” or the “Company”) today announced that its shareholders voted to approve the issuance of the Company’s class A common stock in connection with the Company’s previously announced acquisition of LSC Communications, Inc. (“LSC”).
Based on the results of the special meeting of the Company’s shareholders held on February 22, 2019, approximately 99.7% of the votes cast by the holders of the Company’s class A and class B common stock were voted in favor of the share issuance proposal.
In addition, LSC separately announced today that its stockholders voted to adopt the agreement and plan of merger pursuant to which the Company will acquire LSC.
“We remain enthusiastic about the value this transaction will create for all clients and shareholders. This business combination will enhance our highly efficient print platform to fuel our Quad 3.0 transformation and strengthen the role of print in a multichannel world,” said Joel Quadracci, Chairman, President & CEO of Quad.
The completion of Quad’s acquisition of LSC remains subject to regulatory approvals and other customary closing conditions. Quad expects to complete the acquisition in mid-2019.
Forward-Looking Statements
This communication contains certain forward-looking statements with respect to Quad and LSC. The forward-looking statements contained in this communication may include statements with respect to the financial condition, results of operations and business of Quad and the combined businesses of Quad and LSC and certain plans and objectives of Quad with respect thereto, including the expected benefits of the proposed transaction. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to: (1) the ability to complete the proposed transaction between Quad and LSC on the anticipated terms and timetable; (2) the ability to satisfy various conditions to the closing of the proposed transaction contemplated by the agreement and plan of merger; (3) the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; (4) the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; (6) risks relating to any unforeseen liabilities of LSC or Quad; (7) consumer demand for Quad’s products; (8) Quad’s ability to manage disruptions in credit markets or changes to its credit rating; (9) the success or timing of completion of ongoing or anticipated capital or maintenance projects; (10) the reliability of processing units and other equipment; (11) business strategies, growth opportunities and expected investment; (12) the adequacy of Quad’s capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute its business plans, including within the expected timeframe; (13) the effect of restructuring or reorganization of business components; (14) the potential effects of judicial or other proceedings on Quad’s businesses, financial condition, results of operations and cash flows; (15) continued or further volatility in and/or degradation of general economic, market, industry or business conditions; (16) the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; (17) the ability to implement integration plans for the proposed transaction, including with respect to sales forces, cost containment, asset realization, systems integration and other key strategies; (18) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (19) unexpected costs, charges or expenses resulting from the proposed transaction (20) the impact of adverse market conditions or other similar risks to those identified herein affecting Quad and LSC and (21) the factors set forth under the heading “Risk Factors” in Amendment No. 1 to Quad’s registration statement on Form S-4, which was filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2019, as well in Quad’s and LSC’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, filed with SEC, as may be amended or supplemented in subsequently filed Quarterly Reports on Form 10-Q. These forward-looking statements are based on numerous assumptions and assessments made by Quad in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Quad does not assume any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

Additional Information and Where to Find It
In connection with the proposed transaction, on January 15, 2019, Quad filed an amended registration statement on Form S-4 with the SEC that included a definitive joint proxy statement of Quad and LSC and that also constitutes a prospectus of Quad. This registration statement became automatically effective on February 4, 2019. Quad urges investors and shareholders to read the registration statement and definitive joint proxy statement/prospectus, as well as other documents filed with the SEC, because they contain important information. Investors and shareholders will be able to obtain the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Quad/Graphics Corporate Communications upon request to Claire Ho, at 414-566-2955 or cho@qg.com, or from LSC Investor Relations, Janet Halpin, at investor.relations@lsccom.com or 773-272-9275.

Non-Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is not a solicitation of a proxy from any investor or shareholder.

About Quad
Quad (NYSE: QUAD) is a worldwide marketing solutions partner dedicated to creating a better way for its clients through a data-driven, integrated marketing platform that helps clients reduce complexity, increase efficiency and enhance marketing spend effectiveness. Quad provides its clients with unmatched scale for client on-site services and expanded subject expertise in marketing strategy, creative solutions, media deployment and marketing management services. With a client-centric approach that drives its expanded offering, combined with leading-edge technology and single-source simplicity, Quad believes it has the resources and knowledge to help a wide variety of clients in multiple vertical industries, including retail, publishing and healthcare. Quad has multiple locations throughout North America, South America and Europe, and strategic partnerships in Asia and other parts of the world. For additional information visit www.QUAD.com.

Investor Relations Contact
Kyle Egan
Director of Investor Relations and Assistant Treasurer, Quad
414-566-2482
kegan@quad.com

Media Contact
Claire Ho
Manager of Corporate Communications, Quad
414-566-2955
cho@quad.com